Minnesota Life Insurance Company

Variable Annuity Account and Minnesota Life Variable Life Account

Supplement dated September 21, 2016 to the following Prospectuses and Booklets dated April 29, 2016:

•  Variable Adjustable Life

•  Variable Adjustable Life-SD

•  Variable Adjustable Life Horizon

•  Variable Adjustable Life Summit

•  Variable Adjustable Life Survivor

•  MultiOption® Advisor Variable Annuity

•  MultiOption® Legend Variable Annuity

•  MultiOption® Extra Variable Annuity

•  MultiOption® Guide Variable Annuity

•  MultiOption® Achiever Variable Annuity

•  MultiOption® Classic Variable Annuity

This supplement should be read with the currently effective or last effective prospectus, along with any other applicable supplements, for the above listed variable life insurance and variable annuity products.

Notice of Fund Merger

Effective on or about November 21, 2016, Putnam VT Voyager Fund — Class IB Shares ("VT Voyager Fund") is merging with and into the Putnam VT Growth Opportunities Fund — Class IB Shares ("VT Growth Opportunities Fund"). After the merger, the VT Voyager Fund will no longer be an investment option for the products listed above.

Putnam Investment Management, LLC ("Putnam Management"), the fund's investment manager, has recommended, and the fund's Board of Trustees has approved, the merger of VT Voyager Fund into VT Growth Opportunities Fund, a growth-style equity fund which seeks capital appreciation and which invests mainly in common stocks of large U.S. companies. Completion of the merger is subject to a number of conditions. No shareholder approval of the merger is required. Minnesota Life Insurance Company is not affiliated with Putnam Management and has no control or influence in this decision.

The funds, which are managed by the same portfolio manager, have identical investment objectives and substantially similar investment strategies. VT Voyager Fund invests mainly in midsize and large companies, while VT Growth Opportunities Fund invests mainly in large companies.

The merger will be effected at the relative net asset value of the funds on the date of the proposed merger. In the merger, all of the assets of VT Voyager Fund will be transferred to VT Growth Opportunities Fund in exchange for shares of VT Growth Opportunities Fund (the "Merger Shares") and VT Growth Opportunities Fund will also assume all of the liabilities of VT Voyager Fund. The Merger Shares of VT Growth Opportunities Fund will have an aggregate value equal to the value of the VT Voyager Fund's assets net of liabilities. After receipt of the Merger Shares, VT Voyager Fund will distribute the Merger Shares to its shareholders, in proportion to their existing shareholdings, in complete liquidation of VT Voyager Fund. Shareholders will receive Merger Shares of the same class as the VT Voyager Fund shares they held. The merger is designed to be tax-free for U.S. federal income tax purposes.

Owners of the above-listed products may, prior to the merger, transfer values out of the Sub-Account invested in VT Voyager Fund and into any other available Sub-Account investment option under the product without any fees or charges. Such a transfer will not count as a transfer for the purposes of any limits on the number of free transfers or any limit on the number of transfers that may apply for any product.

This supplement should be retained with the prospectus/booklet for future reference.F88011 09-2016

Effective on the merger date, VT Growth Opportunities Fund will be available in the above-listed products and holders of VT Voyager Fund Sub-Account units will become holders of VT Growth Opportunities Fund Sub-Account units.

Owners have the ability to allocate new purchase payments or transfer into or out of the VT Voyager Fund Sub-Account ("Merging Fund Sub-Account") at any time before the close of business (i.e., 3 p.m. Central Time) on November 18, 2016. After the close of business on November 18, 2016, all instructions that designate the Merging Fund Sub-Account will be deemed to be an instruction for the VT Growth Opportunities Fund Sub-Account ("Surviving Fund Sub-Account"). This includes, but is not limited to, instructions for purchase payments, partial withdrawals, and transfer instructions (including outstanding instructions under any automatic or systematic transfer option)

If your variable life policy or variable annuity contract value remains allocated to the Merging Fund Sub-Account at the time the merger occurs, those units will be replaced by units corresponding to the Surviving Fund Sub-Account, and thereafter the policy or contract value will depend on the performance of the VT Growth Opportunities Fund. The number of Surviving Fund Sub-Account units you receive as a result of the merger will depend on the value of your Merging Fund Sub-Account units at the time the merger occurs.

The merger does not result in any change in the amount of your accumulated policy or contract value or in the dollar value of your investment in the separate account. In addition, the merger does not cause any fees or charges under your policy or contract to be greater, it does not alter your rights or our obligations under the policy or contract, and it does not result in any tax liability to you.

For a period of 60 days after merger date, owners whose values were transferred to the Surviving Fund Sub-Account may transfer out of the Surviving Fund Sub-Account into any other available investment option under the products listed above without fees or charges (and without the transfer counting as a transfer for purposes of any limit on the number of free transfers under the products listed above). You should read the prospectus carefully and consider the investment objectives, risks, charges, and expenses associated with any underlying investment option before you invest.

The following changes are made to the Variable Adjustable Life prospectus:

The purpose of this supplement is to change the minimum plan of insurance required for policy adjustments that occur after the insured has reached 70 years of age.

The corresponding sections of the prospectus dated April 29, 2016 are revised, replaced or added, as applicable, as follows:

The paragraph after the first chart and the second chart on page 17 of the prospectus is revised to read as follows:

The lowest annual base premium allowed for any plan of insurance is $300. Subject to this limitation, the lowest premium you may choose for any specific amount of life insurance protection is a premium which will provide a level death benefit for a period which is defined in the chart below:

	Adjustment Date Prior to January 1, 2017	Adjustment Date on or After January 1, 2017
Insured's Age	Minimum Plan (in years)	Minimum Plan (in years)
Less than 71	5	5
71	5	4
72	5	3
Greater than 72	5	2

Item 7 under the section entitled "Restrictions on Adjustments" beginning on page 19 is revised to read as follows:

(7) After an adjustment involving a face amount increase requiring evidence of insurability or a premium increase, the Policy must provide a level face amount to the next policy anniversary after the number of years shown in the chart below:

	Adjustment Date Prior to January 1, 2017	Adjustment Date on or After January 1, 2017
Insured's Age	Minimum Plan (in years)	Minimum Plan (in years)
Less than 71	5	5
71	5	4
72	5	3
Greater than 72	5	2

Item 9 under the section entitled "Restrictions on Adjustments" beginning on page 19 is revised to read as follows:

(9) After an adjustment other than those described in paragraphs (7) and (8) above, the Policy must provide a level face amount to the next policy anniversary after two years from the date of adjustment.

The Example on page 20 is revised to read as follows:

Example As an example of the operation of the plan limitation on policy adjustment, assume a minimum plan VAL '95 Policy issued to a standard non-smoker risk male at age 40 with a level face amount of $100,000 for a period of ten years (until age 50) on a protection type plan for an annual premium of $428. Assume also that the Policy has a policy value equal at all times to its tabular cash value. If at the end of eight years (at age 48) the policy owner wished to decrease the premium so as to reduce the period before a scheduled reduction in face amount took place from age 50 to age 49, the adjustment would not be allowed because a face amount decrease at age 49 would be only one year from the date of adjustment (see limitation 9). On the other hand, if the owner wished to postpone a scheduled reduction in face amount until age 65 by increasing the premium of the Policy to $835 for the same initial face amount, the adjustment would occur 20 years from the date of adjustment, a period of time within the policy adjustment limitations on plans of insurance.

The plan limitations apply for each type of adjustment. Consider a situation similar to the one above except that the Policy has an initial face amount of $200,000. In that case the annual premium for a plan of ten years (before the scheduled reduction in face amount) would be $800. If the policy owner wished to make a partial surrender of $500 and lower the premium to $300 at the end of five years, the surrender would not be permitted without a further reduction in face amount, since the annual premium of $300 would support the adjusted face amount of $199,500 for less than two years from the point of adjustment, thereby not satisfying limitation 9.

Similarly, if the owner requested an increase in face amount to $300,000 (requiring evidence of insurability) and the same premium of $800, the adjustment would not be allowed since the resulting plan of insurance would be less than 5 years (see limitation 7).

The first paragraph under the section entitled "Payments to Registered Representatives of Securian Financial" beginning on page 49 of the prospectus is revised to read as follows:

Payments to Registered Representatives of Securian Financial For premium increases occurring prior to January 1, 2017 and for premium increases occurring on or after January 1, 2017 where the insured's age is less than 71, commissions to registered representatives of Securian Financial on the sale of Policies include: up to 62.1 percent of gross premium in the first policy year; up to 8.4 percent of the gross premium in policy years two through three; up to 5.6 percent of the gross premium in policy years four through ten; up to 1.6 percent in policy years thereafter; and 0 percent of non-repeating premiums. For premium increases occurring on or after January 1, 2017 and where the insured's age is greater than 70, commissions to registered representatives of Securian Financial on the sale of Policies include: up to 8.1% in policy years 1 through 10; up to 1.6% in policy years thereafter; and 0 percent of non-repeating premiums. The commission will apply to the portion of the annual base premium necessary for an original issue whole life plan of insurance under the Cash Option. On premiums received in excess of that amount we will pay commissions up to 4.9 percent in years one through ten and up to 1.6 percent thereafter.

The following changes are made to the Variable Adjustable Life — Second Death (VAL-SD) prospectus:

The purpose of this supplement is to change the minimum plan of insurance required for policy adjustments that occur after the younger insured has reached 70 years of age.

The corresponding sections of the prospectus dated April 29, 2016 are revised, replaced or added, as applicable, as follows:

The carryover paragraph beginning on page 19 and carrying over to page 20 of the prospectus is revised to read as follows:

The lowest annual base premium allowed for any plan of insurance is $600. Subject to this limitation, the lowest premium you may choose for any specific amount of life insurance protection is a premium which will provide a level death benefit for a period which shall be no less than the number of years shown in the chart below:

	Adjustment Date Prior to January 1, 2017	Adjustment Date on or After January 1, 2017
Younger Insured's Age	Minimum Plan (in years)	Minimum Plan (in years)
Less than 71	5	5
71	5	4
72	5	3
Greater than 72	5	2

This is the minimum plan of insurance for any given face amount. The minimum initial face amount on a Policy is $200,000.

Item 7 under the section entitled "Restrictions on Adjustments" beginning on page 21 is revised to read as follows:

(7) After an adjustment involving a face amount increase requiring evidence of insurability or a premium increase, the Policy must provide a level face amount to the next policy anniversary after the number of years shown in the chart below:

	Adjustment Date Prior to January 1, 2017	Adjustment Date on or After January 1, 2017
Younger Insured's Age	Minimum Plan (in years)	Minimum Plan (in years)
Less than 71	5	5
71	5	4
72	5	3
Greater than 72	5	2

Item 9 under the section entitled "Restrictions on Adjustments" beginning on page 21 is revised to read as follows:

(9) After an adjustment other than those described in paragraphs (7) and (8) above, the Policy must provide a level face amount to the next policy anniversary after two years from the date of adjustment.

The first paragraph under the section entitled "Payments to Registered Representatives of Securian Financial" beginning on page 52 of the prospectus is revised to read as follows:

Payments to Registered Representatives of Securian Financial For premium increases occurring prior to January 1, 2017 and for premium increases occurring on or after January 1, 2017 where the younger insured's age is less than 71, commissions to registered representatives of Securian Financial on the sale of Policies include: up to 60.3 percent of gross premium in the first policy year; up to 3.7 percent of the gross premium in policy years two through ten; up to 1.3 percent in policy years thereafter; and 0 percent of non-repeating premiums. For premium increases occurring on or after January 1, 2017 and where the younger insured's age is greater than 70, commissions to registered representatives of Securian Financial on the sale of Policies include: up to 8.1% in policy years 1 through 10; up to 1.6% in policy years thereafter; and 0 percent of non-repeating premiums. The commission will apply to the portion of the annual base premium necessary for an original issue whole life plan of insurance under the Cash Option. On premiums received in excess of that amount we will pay commissions up to 3.0 percent in the first policy year; up to 2.3 percent of the gross premium in policy years two through ten; and up to 1.3 percent thereafter.